SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  April 29, 1997







                          CNL INCOME FUND XVIII, LTD.
              (Exact Name of Registrant as Specified in Charter)



            Florida                    33-90998-01            59-3295394
 (State or other jurisdiction   (Commission File Number)    (IRS Employer
       of incorporation)                                 Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574








ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         The following information is provided voluntarily prior to the date on which it is required to be reported under Item 2.

         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995 (the "Registration Statement"), CNL Income Fund XVII, Ltd. ("CNL XVII") and CNL Income Fund XVIII, Ltd. ("CNL XVIII"), limited partnerships with the same general partners and investment objectives, registered for sale an aggregate of $65,000,000 of units of limited partnership interest (the "Units") (6,500,000 Units at $10 per Unit). The first 3,000,000 Units ($30,000,000)
were for CNL XVII, and the remaining Units are for CNL XVIII. The offering of Units of CNL XVII terminated on September 19, 1996, at which time subscriptions for an aggregate 3,000,000 Units ($30,000,000), including Units sold pursuant to the Reinvestment Plan, had been received and 1,602 subscribers had been admitted as Limited Partners in accordance with the Partnership Agreement of CNL XVII. Pursuant to the registration statement, CNL XVIII's offering of Units could not commence until the offering of Units of CNL XVII was terminated. CNL XVIII's offering commenced on September 20, 1996. As of April 30, 1997, CNL XVIII had received subscription proceeds of $18,483,022 (1,848,302 Units) from 895 Limited Partners.

         As stated in the Registration Statement, including the Prospectus which constitutes a part thereof, as supplemented and amended, the proceeds of the offering of Units are to be used to acquire restaurant properties to be leased primarily to operators of national and regional fast-food, family-style, and casual dining restaurant chains (the "Properties"), to pay expenses in connection with the offering of Units and to pay partnership organizational costs.

         ACQUISITION OF PROPERTIES

         From April 19, 1997 through April 30, 1997, CNL XVIII acquired two Properties. The Properties are a Boston Market Property (in Minnetonka, Minnesota) and a Wendy's Property (in Sparta, Tennessee).

         In connection with the purchase of each of these two Properties, CNL XVIII, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease.
Upon termination of the lease, the lessee will surrender possession of the Property to CNL XVIII, together with any improvements made to the Property during the term of the lease. In addition, in connection with the purchase of these Properties, which are to be constructed, CNL XVIII has entered into development and indemnification and put agreements with the lessee.

         The following table sets forth the location of the two Properties consisting of land and building, acquired by CNL XVIII from April 19, 1997 through April 30, 1997, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.



                                      -2-





                                            PROPERTY ACQUISITIONS
                                 From April 19, 1997 through April 30, 1997
                                                          Lease Expira-
Property Location and            Purchase       Date         tion and        Minimum                             Option
Competition                      Price (1)   Acquired   Renewal Options   Annual Rent (2)   Percentage Rent   To Purchase
---------------------          -----------   --------   ---------------   ---------------   ---------------   -----------

BOSTON MARKET                  $549,772      04/29/97   04/2012; five     10.38% of         for each lease    at any time
(the "Minnetonka Property")    (excluding               five-year         Total Cost (4);   year after the    after the
Restaurant to be               development              renewal options   increases by      fifth lease       fifth lease
constructed                    costs) (3)                                 10% after the     year, (i) 5% of   year
                                                                          fifth lease       annual gross
The Minnetonka Property is                                                year and after    sales minus
located on the northeast                                                  every five        (ii) the
corner of  Shady Oak Road                                                 years             minimum annual
and State Road 62, in                                                     thereafter        rent for such
Minnetonka, Hennepin                                                      during the        lease year
County, Minnesota, in an                                                  lease term
area of mixed retail,
commercial, and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Minnetonka
Property include a
McDonald's, a Schlotzsky's
Deli, and several local
restaurants.

WENDY'S                        $193,717      04/30/97   04/2017; two      10.25% of Total   for each lease    at any time
(the "Sparta Property")        (excluding               five-year         Cost (4)          year, (i) 7% of   after the
Restaurant to be               development              renewal options                     annual gross      seventh
constructed                    costs) (3)                                                   sales minus       lease year
                                                                                            (ii) the
The Sparta Property is                                                                      minimum annual
located at the southwest                                                                    rent for such
quadrant of Mose Drive and                                                                  lease year
Roosevelt Street, in
Sparta, White County,
Tennessee, in an area of
mixed retail, commercial,
and residential
development.  Other fast-
food and family-style
restaurants located in
proximity to the Sparta
Property include a Taco
Bell, a Pizza Hut, a
McDonald's, and a KFC.



                                                     -3-







FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the construction Properties acquired, once the buildings are constructed, is set forth below:

      Property                Federal Tax Basis
      --------                -----------------

      Minnetonka Property       $483,000
      Sparta Property            480,000

(2) Minimum annual rent for the Minnetonka Property will become due and payable on the date the tenant receives from the landlord its final funding of the construction costs. For the Sparta Property, minimum annual rent will become due and payable on the earlier of (i) 120 days after execution of the lease, (ii) the date the certificate of occupancy for the restaurant is issued, (iii) the date the restaurant opens for business to the public, or (iv) the date the tenant receives from the landlord its final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Minnetonka Property, as described above, interim rent equal to 10.38% per annum of the amount funded by CNL XVIII in connection with the purchase and construction of the Property shall accrue and be payable in a single lump sum at the time of final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Sparta Property, as described above, the tenant shall pay monthly "interim rent" equal to 10.25% per annum of the amount funded by CNL XVIII in connection with the purchase and construction of the Property.

(3) The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below. The maximum cost to CNL XVIII (including the purchase price of the land, (if applicable), development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:
                                                            Estimated Final
      Property                Estimated Maximum Cost        Completion Date
      --------                ----------------------        ---------------

      Minnetonka Property            $823,052               October 26, 1997
      Sparta Property                 666,346               August 28, 1997

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.


                                      -4-








               STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                          CNL INCOME FUND XVIII, LTD.
                      PROPERTIES ACQUIRED FROM INCEPTION
                            THROUGH APRIL 30, 1997
        FOR THE PERIOD OCTOBER 12, 1996 (THE DATE OPERATIONS COMMENCED)
                    THROUGH DECEMBER 31, 1996 (UNAUDITED)


      The following statement presents unaudited estimated taxable operating results of each Property acquired by CNL XVIII from inception through April 30, 1997. The statement presents estimated taxable operating results for each Property that was operational as if the Property had been acquired and operational on October 12, 1996 (the date CNL XVIII commenced operations) through December 31, 1996. The statement should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of CNL XVIII for any period in the future. These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. No single lessee or group of affiliated lessees lease Properties with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of CNL XVIII.

                                       Burger King    Golden Corral     Jack in the Box     Jack in the Box
                                       Kinston, NC   Houston, TX (7)   Echo Park, CA (6)   Henderson, NV (6)
                                       -----------   ---------------   -----------------   -----------------

Estimated Taxable Operating Results:

Base Rent (1)                             $ 19,862           (5)              (5)                (5)

Management Fees (2)                           (199)          (5)              (5)                (5)

General and Administrative
  Expenses (3)                                (993)          (5)              (5)                (5)
                                          --------

Estimated Cash Available from
  Operations                                 18,670          (5)              (5)                (5)

Depreciation Expense (4)                    (3,660)          (5)              (5)                (5)
                                          --------

Estimated Taxable Operating Results       $ 15,010           (5)              (5)                (5)
                                          ========



                                                See Footnotes

                                                     -5-








                                     Jack in the Box       Golden Corral    Boston Market   Black-eyed Pea
                                   Centerville, TX (6)   Galveston, TX (7)   Raleigh, NC     Atlanta, GA
                                   -------------------   -----------------  -------------   --------------

Estimated Taxable Operating Results:

Base Rent (1)                               (5)                  (5)         $ 27,144        $ 15,358

Management Fees (2)                         (5)                  (5)             (271)           (154)

General and Administrative
  Expenses (3)                              (5)                  (5)           (1,357)           (768)
                                                                             --------        --------

Estimated Cash Available from
  Operations                                (5)                  (5)           25,516          14,436

Depreciation Expense (4)                    (5)                  (5)           (2,672)         (3,596)
                                                                             --------        --------

Estimated Taxable Operating Results         (5)                  (5)         $ 22,844        $ 10,840
                                                                             ========        ========


                                                See Footnotes

                                                     -6-







                                           Golden Corral   Boston Market    On The Border    Boston Market
                                             Stow, OH     San Antonio, TX  San Antonio, TX   Minnetonka, MN
                                           -------------  ---------------  ---------------   --------------

Estimated Taxable Operating Results:

Base Rent (1)                                 $42,009            (5)              (5)              (5)

Management Fees (2)                              (420)           (5)              (5)              (5)

General and Administrative Expenses (3)        (2,100)           (5)              (5)              (5)
                                             --------

Estimated Cash Available from Operations       39,489            (5)              (5)              (5)

Depreciation Expense (4)                       (7,047)           (5)              (5)              (5)
                                             --------

Estimate Taxable Operating Results           $ 32,442            (5)              (5)              (5)
                                             ========



                                                See Footnotes

                                                     -7-






                                       Wendy's
                                      Sparta, TN        Total
                                      ----------      ---------

Estimated Taxable Operating Results:

Base Rent (1)                              (5)         $104,373

Management Fees (2)                        (5)           (1,044)

General and Administrative
  Expenses (3)                             (5)           (5,218)
                                                       --------

Estimated Cash Available from
  Operations                               (5)           98,111

Depreciation Expense (4)                   (5)          (16,975)
                                                       --------

Estimate Taxable Operating Results         (5)         $ 81,136
                                                       ========



FOOTNOTES:

(1) Represents rental income from leases for four of the 13 Properties acquired from inception through April 30, 1997, which were operational at the time acquired by CNL XVIII, for the period commencing October 12, 1996 (the date CNL XVIII commenced operations) through December 31, 1996. The nine Properties acquired by CNL XVIII that are under construction are not presented due to the fact that they were not operational for the period presented.

(2) The Properties are managed pursuant to a management agreement between CNL XVIII and an Affiliate of the General Partners, pursuant to which the Affiliate receives an annual management fee in an amount equal to one percent of the gross revenues that CNL XVIII earns from its Properties.

(3) Estimated at five percent of gross rental income based on the previous experience of Affiliates of the General Partners with 17 public limited partnerships which own properties similar to that owned by CNL XVIII.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 40 years.

(5) This Property is under construction and therefore was not operational for the period presented. The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below:

      Property                   Estimated Final Completion Date
      --------                   -------------------------------

      Houston Property           June 25, 1997
      Echo Park Property         July 6, 1997
      Henderson Property         July 6, 1997
      Centerville Property       July 7, 1997
      Galveston Property         July 21, 1997
      San Antonio #1 Property    October 13, 1997
      San Antonio #2 Property    October 14, 1997
      Minnetonka Property        October 26, 1997
      Sparta Property            August 28, 1997

(6) The lessee of the Echo Park, Henderson and Centerville Properties is the same unaffiliated lessee.

(7) The lessee of the Houston and Galveston Properties is the same unaffiliated lessee.

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not applicable.

ITEM 5.     OTHER EVENTS.

            Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S GENERAL PARTNERS.

            Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.

                    INDEX TO PRO FORMA FINANCIAL STATEMENTS


                                                                       Page
                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)

Pro Forma Financial Information (unaudited):

   Pro Forma Balance Sheet as of December 31, 1996                     12

   Pro Forma Statement of Income for the year ended December 31, 1996  13

   Notes to Pro Forma Financial Statements as of December 31, 1996     14

                        PRO FORMA FINANCIAL INFORMATION


      The following Pro Forma Balance Sheet of CNL Income Fund XVIII, Ltd. ("CNL XVIII") gives effect to (i) property acquisition transactions from inception through December 31, 1996, including the receipt of $8,421,815 in gross offering proceeds from the sale of 842,182 units of limited partnership interest (the "Units") pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995, and the application of such funds to acquire two properties, one of which was under construction at December 31, 1996, and to pay organizational and offering expenses, acquisition fees, and miscellaneous acquisition expenses, (ii) the receipt of $10,061,207 in gross offering proceeds from the sale of 1,006,120 additional Units during the period January 1, 1997 through April 30, 1997, and
(iii) the application of such funds and $3,909,927 of cash and cash equivalents at December 31, 1996, to purchase 11 additional properties during the period January 1, 1997 through April 30, 1997, (seven of which are under construction and consist of land and building, one property which is under construction and consists of building only, two properties which consist of land and building and one property which consists of building only), to pay additional construction costs for the property under construction at December 31, 1996, and to pay offering expenses, acquisition fees, and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Balance Sheet as of December 31, 1996, includes the transactions described in (i) above, from its historical balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on December 31, 1996.

      The Pro Forma Statement of Income for the year ended December 31, 1996, includes the historical operating results of the properties described in (i) above from the dates of their acquisitions. No pro forma adjustments have been made to the Pro Forma Statement of Income for the properties owned by CNL XVIII as of April 30, 1997, due to the fact that these properties did not have a previous rental history.

      This pro forma financial information is presented for informational purposes only and does not purport to be indicative of CNL XVIII's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma financial information should not be viewed as predictive of CNL XVIII's financial results or conditions in the future.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                       UNAUDITED PRO FORMA BALANCE SHEET
                               DECEMBER 31, 1996



                                                   Pro Forma
          ASSETS                    Historical    Adjustments      Pro Forma
                                    ----------  ---------------   -----------

Land and building on operating
  leases, less accumulated
  depreciation                      $1,530,768  $ 9,925,590 (a)   $11,456,358
Net investment in direct
  financing leases (b)                      -     3,173,358         3,173,358
Cash and cash equivalents            5,371,325   (3,909,927)(a)     1,461,398
Receivables                              3,711                          3,711
Organization costs, less
  accumulated amortization               9,589                          9,589
Other assets                           324,931     (220,906)(a)       104,025
                                    ----------  -----------       -----------

                                    $7,240,324  $ 8,968,115       $16,208,439
                                    ==========  ===========       ===========

      LIABILITIES AND
     PARTNERS' CAPITAL

Accounts payable                    $  104,514  $  (104,514)(a)   $        -
Distributions payable                   55,708                         55,708
Due to related parties                  83,889      (83,069)(a)           820
                                    ----------  -----------       -----------
    Total liabilities                  244,111     (187,583)           56,528

Partners' capital                    6,996,213    9,155,698 (a)    16,151,911
                                    ----------  -----------       -----------

                                    $7,240,324  $ 8,968,115       $16,208,439
                                    ==========  ===========       ===========


                 See accompanying notes to unaudited pro forma
                             financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1996



                                                      Pro Forma
                                        Historical   Adjustments   Pro Forma
                                        ----------   -----------   ---------

Revenues:
  Rental income from operating lease      $ 1,373      $    -       $ 1,373
  Interest income                          30,241           -        30,241
                                          -------      -------      -------
                                           31,614           -        31,614
                                          -------      -------      -------

Expenses:
  General operating and administrative      3,980           -         3,980
  Management fee to related party              12           -            12
  Depreciation and amortization               712           -           712
                                          -------      -------      -------
                                            4,704           -         4,704
                                          -------      -------      -------

Net Income                                $26,910      $    -       $26,910
                                          =======      =======      =======

Net Income Per Limited Partner Unit       $  0.05                   $  0.05
                                          =======                   =======

Weighted Average Number of Units
  Outstanding                             503,436                   503,436
                                          =======                   =======



                 See accompanying notes to unaudited pro forma
                             financial statements.

                          CNL INCOME FUND XVIII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


Pro Forma Balance Sheet:

(a) Represents gross proceeds of $10,061,207 from the sale of 1,006,120 Units during the period January 1, 1997 through April 30, 1997, and $3,909,927 of cash and cash equivalents at December 31, 1996, used
      (i) to acquire 11 properties for $11,439,559, (ii) to fund estimated construction costs of $985,729 relating to the property under construction at December 31, 1996, (iii) to pay acquisition fees and other costs of $485,302 ($6,508 of which was accrued as accounts payable at December 31, 1996 and $26,040 of which was accrued as due to related parties at December 31, 1996) and reclassify from other assets $220,906 of acquisition fees and other costs previously incurred relating to the acquired properties, and (iv) to pay selling commissions and offering expenses (syndication costs) of $1,060,544 ($98,006 of which was accrued as accounts payable at December 31, 1996 and $57,029 of which was accrued as due to related parties at December 31, 1996), which have been netted against partners' capital.

      The pro forma adjustments to land and buildings on operating leases as a result of the above transactions were as follows:


                                                 Estimated purchase
                                                  price (including
                                                  construction and     Acquisition
                                                 closing costs) and        fees
                                                   additional con-      allocated
                                                   struction costs     to property       Total
                                                 ------------------    -----------    -----------
      Jack in the Box in Echo Park, CA             $ 1,257,223         $    68,163    $ 1,325,386
      Jack in the Box in Hendersonville, NV          1,066,175              57,805      1,123,980
      Jack in the Box in Centerville, TX               758,658              41,132        799,790
      Golden Corral in Galveston, TX                 1,359,566              73,711      1,433,277
      Boston Market in Raleigh, NC                   1,225,886              66,463      1,292,349
      Black-eyed Pea in Atlanta, GA                    616,110              33,404        649,514
      Golden Corral in Stow, OH                      1,668,863              90,480      1,759,343
      Boston Market in San Antonio, TX                 851,302              46,154        897,456
      On The Border in San Antonio, TX               1,186,744              64,342      1,251,086
      Boston Market in Minnetonka, MN                  815,065              44,190        859,255
      Wendy's in Sparta, TN                            633,967              34,372        668,339
      One property under construction at
        December 31, 1996                              985,729              53,444      1,039,173
                                                   -----------         -----------    -----------

                                                   $12,425,288         $   673,660    $13,098,948
                                                   ===========         ===========    ===========

      Adjustment classified as follows:
        Land and buildings on operating leases                                        $ 9,925,590
        Net investment in direct financing leases                                       3,173,358
                                                                                      -----------

                                                                                      $13,098,948
                                                                                      ===========



(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received.

ITEM 8.     CHANGE IN FISCAL YEAR.

            Not applicable.

                                   EXHIBITS

                                     None.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    CNL INCOME FUND XVIII, LTD.


Dated:  May 8, 1997                 By:   /s/ Robert A. Bourne
                                          ---------------------------------
                                          ROBERT A. BOURNE, General Partner